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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 1998
                                                  Commission file number 1-11802


                                        [logo]

                               WORLD COLOR PRESS, INC.
                (Exact name of registrant as specified in its charter)



               DELAWARE                                  37-1167902
     (State or other jurisdiction of       (IRS Employer Identification Number)
     incorporation or organization)




340 Pemberwick Rd, Greenwich, Connecticut                     06831
(Address of principal executive offices)                    (Zip Code)




                                     203-532-4200
                 (Registrant's telephone number, including area code)

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Item 5.   OTHER EVENTS

          On February 5, 1998, the Company disseminated the press release attached as Exhibit 99 hereto, which Exhibit 99 is hereby incorporated by reference as the Company's response to this Item 5.


Item 7.   EXHIBITS

99.1      Text of Press Release dated February 5, 1998.





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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WORLD COLOR PRESS, INC.
                                             (Registrant)



Date:  February 6, 1998                 By:  /s/ Jennifer L. Adams
                                             ---------------------------------
                                             Jennifer L. Adams
                                             Executive Vice President, Chief
                                             Legal and Administrative Officer,
                                              Secretary



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                                    EXHIBIT INDEX


99.1      Text of Press Release dated February 5, 1998.







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